Aston Funds

ASTON/Barings International Fund (the “Fund”)

Class N Shares and Class I Shares

Supplement dated April 7, 2011 to the Prospectus dated March 1, 2011 for the

Aston Funds (the “Prospectus”) and the Summary Prospectus dated March 1, 2011 for the Fund

(the “Summary Prospectus”) (together with the Prospectus, the “Prospectuses”)

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with the Prospectuses. Keep it for future reference.

Effective as of May 31, 2011, Mr. David Bertocchi, Divisional Director of Baring International Investment Limited, will be the sole portfolio manager of the ASTON/Barings International Fund.

For more information, please call Aston Funds: 800-992-8151 or visit our Web site at www.astonfunds.com.

SUPBAR311